Dreyfus Strategic Municipal Bond Fund, Inc.

WO#
98281

▼ FOLD AND DETACH HERE ▼

Please mark Boxes in blue or black ink.

Please mark your votes as indicated in this example ☒

	FOR All Nominees listed below	WITHHOLD AUTHORITY For All Nominees listed below	WITHHELD FOR
1. Election of Directors	☐	☐	☐

Nominees are:

Class III – 01 David W. Burke
02 Hans C. Mautner
03 Burton N. Wallack
04 John E. Zuccotti

WITHHELD FOR (write name of nominee in space provided below)

----

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be held on June 10, 2011: The proxy statement and copies of the Fund's most recent Annual Report to Stockholders are available at www.dreyfus.com.

Mark Here for Address Change or Comments SEE REVERSE ☐

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature ______________________ Signature ______________________ Date ____________

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

IMPORTANT

Please Act Promptly
Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

FOLD AND DETACH HERE

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

AUCTION PREFERRED STOCKHOLDERS

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") hereby appoints Robert R. Mullery and Kiesha Astwood and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 31, 2011 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Friday, June 10, 2011; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WO#
98281

Dreyfus Strategic Municipal Bond Fund, Inc.

WO#
97777

▼ FOLD AND DETACH HERE ▼

Please mark Boxes in blue or black ink.

Please mark your votes as indicated in this example ☒

1. Election of Directors	FOR All Nominees listed below	WITHHOLD AUTHORITY For All Nominees listed below	WITHHELD FOR
	☐	☐	☐

Nominees are:

Class III – 01 David W. Burke
02 Hans C. Mautner
03 Burton N. Wallack

WITHHELD FOR (write name of nominee in space provided below)

----

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be held on June 10, 2011: The proxy statement and copies of the Fund's most recent Annual Report to Stockholders are available at www.dreyfus.com.

Mark Here for Address Change or Comments SEE REVERSE ☐

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature ________________ Signature ________________ Date ________

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

IMPORTANT

Please Act Promptly
Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

▼ FOLD AND DETACH HERE ▼

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

COMMON STOCKHOLDERS

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") hereby appoints Robert R. Mullery and Kiesha Astwood and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 31, 2011 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Friday, June 10, 2011; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WO#
97777